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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 18, 2005
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                           LONG ISLAND FINANCIAL CORP.
         ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)

          DELAWARE                       0-29826                11-3453684
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(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)

       1601 VETERANS MEMORIAL HIGHWAY, SUITE 120, ISLANDIA, NEW YORK 11749
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (631) 348-0888
                                                           --------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
               ---------------------------------------------

         On January 18, 2005, Long Island Financial Corp., the holding company for Long Island Commercial Bank, announced its unaudited financial results for the quarter and year ended December 31, 2004. The press release announcing the unaudited financial results for the quarter and year ended December 31, 2004 is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.
               ---------------------------------

       (a)     Financial Statements of Businesses Acquired: Not applicable

       (b)     Pro Forma Financial Information:  Not applicable

       (c)     Exhibits

               Number            Description
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                99.1             Press Release Dated January 18, 2005







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LONG ISLAND FINANCIAL CORP.



                                     By: /s/ Douglas C. Manditch
                                         ---------------------------------------
                                         Douglas C. Manditch
                                         President & Chief Executive Officer
                                         Dated: January 19, 2005



                                     By: /s/ Thomas Buonaiuto
                                         ---------------------------------------
                                         Thomas Buonaiuto
                                         Vice President & Treasurer
                                         Dated: January 19, 2005